UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): February 18, 2014

JUHL ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	20-4947667
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1502 17th Street SE
Pipestone, MN	56164
(Address of principal executive offices)	(Zip code)

507.777.4310

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

JUHL ENERGY, INC.

TABLE OF CONTENTS

		Page

Item 1.01	Entry into a Material Definitive Agreement	2

Item 9.01	Exhibits	3

Forward-Looking Statements

This report includes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 including statements that reflect Juhl Energy’s current expectations about its future results, performance, prospects and opportunities. Juhl Energy has tried to identify these forward-looking statements by using words and phrases such as “may,” “will,” “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plan,” “should,” “typical,” “preliminary,” “hope,” or similar expressions. These forward-looking statements are based on information currently available to Juhl Energy and are subject to a number of risks, uncertainties and other factors that could cause Juhl Energy’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements and specifically those statements referring to the projects mentioned herein.  New projects are subject to large, third party risks that may not be in control of Juhl Energy including the timing of funding and actual construction. Revenue estimates for all wind farms owned and operated by Juhl Energy Inc. are subject to variations due to turbine availability, actual wind available on an annual basis and other operating risks outlined in company filings.  These risks are described from time to time in Juhl Energy’s SEC filings; and such factors as incorporated by reference.

Item 1.01     Entry into a Material Agreement

Effective February 18, 2014, Juhl Energy, Inc. (the “Company”) entered into a Securities Purchase Agreement (“Purchase Agreement”) with Vision Opportunity Master Fund, Ltd. (“Vision”), whereby the Company agreed to purchase 10,398,750 shares of Preferred Stock of the Company held by Vision (consisting of 4,560,000 shares of Series A Preferred Stock and 5,838,750 shares of Series B Preferred Stock) (the “Purchased Securities”) for a total purchase price of $2,183,738 (the “Purchase Price”). As payment for the Purchase Price, the Company agreed to the following: (i) pay a non-refundable $40,000 deposit to Vision on date of execution of the Purchase Agreement; (ii) pay a non-refundable payment of $40,000 on or before March 15, 2014; and (iii) issue Seller an amortizing promissory note on April 1, 2014, with a principal sum of $2,103,738 for the remaining balance of the Purchase Price, with an interest rate of 8% and a maturity date of May 1, 2015 (the “Note”). The Purchase Price shall not be satisfied and the transaction contemplated hereby shall not officially close until all three aforementioned conditions are fully performed and all other conditions satisfied. The expected date of closing of such transaction is April 1, 2014.

As part of the Purchase Agreement, Vision agreed to the following: (i) waiver of dividends due on its Series A Preferred due on April 1, 2014 on the closing date of the Purchase Agreement, (ii) issuance of a proxy to Company to vote on matters submitted to holders of the Company’s Series A Preferred and Series B Preferred Stock until April 1, 2014, and (iii) entry into a Lock Up Agreement to restrict its sale of 2,288,898 shares of common stock of the Company during the periods provided therein.

As part of the Purchase Agreement, among others, Company agrees to commence the process to conduct a rights offering to sell shares of its common stock to existing shareholders, and a portion of the proceeds from such offering will be paid to Vision for payment on the Note as is set forth therein.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a form of which is attached hereto as Exhibit 10.1, and is incorporated herein in its entirety by reference.

Item 9.01     Financial Statements and Exhibits

Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, effective as of February 18, 2014 by and between Juhl Energy, Inc. and Vision Master Opportunity Fund, Ltd. (excluding exhibits)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 24, 2014	JUHL ENERGY, INC.

	By:	/s/ John Mitola
John Mitola
President

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